SHARE CAPITAL - Summary of significant unobservable inputs used, equity (Details) - August 2021 Compensation Common Share Warrant	Aug. 03, 2021 $ / shares
Disclosure of classes of share capital [line items]
Risk-free interest rate	0.42%
Expected annual volatility, based on comparable companies	85.00%
Expected life (in years)	2 years
Expected dividend yield	0.00%
Share price (in CAD per share)	$ 3.83
Exercise price (in CAD per share)	$ 3.40